Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events [Text Block]	Subsequent Events
Dividend

On August 16, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.01 per share, which was paid on September 15, 2021 to all shareholders of record as of August 31, 2021.

Seajacks Transaction

On August 12, 2021, the Company completed a previously announced transaction whereby one of its wholly-owned direct subsidiaries acquired from Marubeni Corporation, INCJ, Ltd and Mitsui O.S.K. Lines, Ltd. (together, the “Sellers”) 100% of Atlantis Investorco Limited, the parent of Seajacks International Limited (“Seajacks”), for consideration of approximately 8.13 million shares, $302 million of assumed net debt, $71 million of newly-issued redeemable notes, and $12 million of cash. Upon completion, 7,000,000 common shares and 700,000 preferred shares were issued to the Sellers with the remainder expected to be issued prior to the end of 2021.

Seajacks (www.seajacks.com) was founded in 2006 and is based in Great Yarmouth, UK. It is one of the largest owners of purpose-built self-propelled WTIVs in the world and has a track record of installing wind turbines and foundations dating to 2009. Seajacks’ flagship, NG14000X design “Seajacks Scylla”, was delivered from Samsung Heavy Industries in 2015. Seajacks also owns and operates the NG5500C design “Seajacks Zaratan” which is currently operating in the Japanese market under the Japanese flag, as well as three NG2500X specification WTIVs.

Sale of Five Vessels

During the second quarter of 2021, the Company entered into binding agreements with counterparties in Japan to transfer the existing lease finance arrangements of the SBI Tango, SBI Echo, and SBI Hermes, Ultramax bulk carriers built in 2015, 2015, and 2016 respectively, and SBI Rumba and SBI Samba, Kamsarmax bulk carriers built in 2015, to affiliates of Scorpio Holdings Limited (“SHL”). As part of the agreement the Company received consideration of $10.0 million from SHL. This transaction was approved by the Company’s independent directors in January 2021. As of July 2021, the Company transferred all five vessels and the related debt to SHL.

Debt

$21.4 Million Lease Financing - SBI Samba

Since June 30, 2021, the Company has novated approximately $18.2 million of debt related to the transfer of the lease finance arrangement in respect of the SBI Samba to SHL.

Seajacks Transaction

As part of the Seajacks transaction, the Company:

•Drewdown $40.0 million on a $60.0 million senior secured non-amortizing revolving credit facility from ING Bank N.V. The credit facility, which includes sub-limits for performance bonds, and is subject to other conditions for full availability, has a final maturity of August 2022 and bears interest at LIBOR plus a margin of 2.45% per annum.
•Assumed $87.7 million of subordinated, non-amortizing debt due in September 2022 and owed to financial institutions with guarantees provided by the Sellers, which bears interest at 1.0% until November 30, 2021, 5.5% from December 1, 2021 and 8.0% from January 1, 2022.
•Issued subordinated redeemable notes totaling $70.7 million, with a final maturity of March 31, 2023 and which bear interest at 5.5% until December 31, 2021 and 8.0% afterwards.
•Repaid the existing secured debt of approximately $267.5 million.